                      CONTINUING AND UNCONDITIONAL GUARANTY

1. GUARANTY. For Value Received, and to induce NationsBank of Texas, N.A. Downtown Houston, 700 Louisiana, Houston, Texas, 77002 (Attn: Commercial) (herein called "Bank"), to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Peregrine Systems, Inc., 12670 High Bluff Drive, San Diego, CA 92130 (therein called "Borrower"), the undersigned (herein called the "Guarantor"), if more than one, then each of them jointly and severally, hereby becomes surety for an irrevocably and unconditionally guarantees to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all liabilities (as hereinafter defined) of Borrower to Bank, together with reasonably attorney's fees, costs and expenses incurred by Bank in enforcing any and all of such indebtedness. This Guaranty is continuing and unlimited as to the amount.

Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements and undertaking of Borrower (herein collectively referred to as the "Obligations") under all notes and other documents evidencing the Liabilities, as hereinafter defined, and under all deeds to secure debt, deeds of trust, mortgages, security agreements and other documents and instruments executed in connection with the Liabilities or related thereto (as such deeds to secure debt, deeds of trust, mortgages, security agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents, and instruments evidencing or relating to the Liabilities and Obligations being herein collectively called the "Loan Documents"). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of the Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against the Borrower or to realize upon the security for the Liabilities and/or Obligations and whether or not Borrower is jointed in any such action or actions, and whether or not notice is given or demand is made upon the Borrower.

Bank shall not be required to proceed first against Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any Collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. PARAGRAPH HEADINGS AND GOVERNING LAW. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that the Guaranty shall be governed by and construed in accordance with the laws of the State of Texas and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of Texas at Bank's address indicated herein, and shall be governed by, and construed in accordance with, the laws of the State of Texas, in the United States courts located within the State of Texas, and is performable in Houston, Harris County, Texas.

3.   DEFINITIONS.

     A. "Liability" or "Liabilities" as used herein shall include without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower to Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by the Bank for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including attorney's fees and costs of collection as specified) incurred in the collection thereof or the enforcement of rights thereunder or in enforcing this Guaranty (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous wastes or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise, and whether held or to be held by Bank for its own account or as agent for another or others. If Borrower is a partnership, corporation or other entity the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities.

     B. "Guarantor" as used herein shall mean Guarantor or any one or more of them. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Bank, its successors, endorsers or assigns.

"Guarantor" as used in this instrument shall be construed as singular or plural to correspond with the number of persons executing this instrument as Guarantor. The pronouns used in this Agreement are in the masculine gender and shall be construed as female or neuter as an occasion may require.

     C. "Collateral" means the property subject to a security interest, and includes accounts and chattel paper which have been sold, including but not limited to all additions and accessions thereto, all replacements or substitutes therefor, and all immediate and remote proceeds of the sale or other disposition thereof.

4. WAIVERS BY GUARANTOR. Guarantor waives notice of acceptance of this Guaranty, notice of any Liability or Obligations to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, waiver of notice of intent to accelerate, waiver of notice of acceleration and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person and any other notice to any party liable thereon (including Guarantor) and any applicable statute of limitations.

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by any Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor hereby agrees to waive the benefits of any provision of law requiring that the Bank exhaust any right or remedy, or take any action against the Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of the Texas Civil Practice and Remedies Code Section 17.001, Texas Rules of Civil Procedure Rule 31 and the Texas Business and Commerce Code Section 34.03, as amended, or otherwise.

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing, or otherwise affecting the obligations of Guarantor in whole or in part, and without the endorsement or execution by Guarantor of any additional consent, waiver or guaranty: (A) change the manner, place or terms of payment;
(b) change or extend the time of or renew or alter, any Liability or Obligation or installment thereof, or any security therefor; (c) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (d) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (e) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (f) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (g) release or compromise any liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (h) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. SUBORDINATION. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from the Borrower, by set-off or in any other manner, payment of any liabilities and/or obligations, now and at any time or times hereafter owing by the Borrower to Guarantor unless and until all the Liabilities shall have been fully paid, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of the Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. WAIVERS BY BANK. No delay on the part of Bank in exercising any of its options, powers or rights, or any partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. TERMINATION. This Guaranty shall continue until written notice of revocation signed by each respective Guarantor or until written notice of the death of such Guarantor shall actually have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors, provided, however, that no notice of revocation or termination hereof shall affect in any manner rights arising under the Guaranty with respect to Liabilities or Obligations that shall have been created contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice, and the sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty. Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

In the event of the death of a Guarantor, the liabilities of the estate of the deceased guarantor shall continue in full force and effect as to (i) the Liabilities existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of death of the deceased Guarantor pursuant to the liabilities of Bank under a commitment made to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Liabilities existing at that time, but also as to Liabilities thereafter incurred by Borrower to Bank.

8. PARTIAL INVALIDITY AND/OR ENFORCEABILITY OF GUARANTY. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the Collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by the Bank.

9. OBLIGATIONS OF GUARANTOR. In the event that Borrower fails to perform any of the Obligations or pay any of the Liabilities, Guarantor shall upon demand by Bank, promptly and with due diligence pay all Liabilities and perform and satisfy for the benefit of the Bank all Obligations.

Guarantor will not become a party to a merger or consolidation with any other company, except where company is the surviving corporation or entity, and all covenants under this Guaranty Agreement are assumed by the surviving corporation. Further, Guarantor may not change the status of or type of entity that Guarantor is, without the written consent of Bank and all covenants under this Guaranty Agreement are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty Agreement shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. FINANCIAL AND OTHER INFORMATION. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or Collateral requested in writing by Bank within ten (10) days of the date of the request. The Guarantor has made an independent investigation of the financial condition and affairs of the Borrower prior to entering into this Guaranty, and the Guarantor has made and will continue to make an independent appraisal of the creditworthiness of the Borrower; and in entering into this Guaranty the Guarantor has not relied upon any representation of the Bank as to the financial condition, operation or creditworthiness of the Borrower. The Guarantor further agrees that the Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of the borrower on behalf of the Guarantor or to provide the Guarantor with any credit or other information which may come to its attention now or hereafter.

11. NOTICES. All notices required or permitted to be given to Bank herein shall be sent by registered or certified mail, return receipt requested to the Bank at the address shown in the preamble to this Agreement. Guarantor agrees that all notices required or permitted to be given to Guarantor shall be sent by first class mail, postage prepaid United States mail. The parties agree that the notice shall be considered received by Guarantor five (5) days after being placed in the United States mail.

12. EVENTS OF DEFAULT. The following are events of default hereunder: (A) the failure to pay or perform any Obligation, Liability or indebtedness of Borrower or Guarantor to Bank, or to any affiliate of Bank, whether under this Guaranty or any other agreement, note or instrument now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other Obligation, Liability or indebtedness of Borrower or Guarantor as and when due, whether to Bank or some other party, the collateral for which constitutes an encumbrance on the Collateral for this Guaranty;
(c) death of any Borrower or Guarantor (if an individual), or a proceeding being filed or commenced against a Borrower or Guarantor for dissolution or liquidation, or any Borrower or Guarantor voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (d) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, or an assignment for the benefit of creditors by, or the filing of a petition under any bankruptcy, insolvency or debtor's relief law of for any adjustment or indebtedness, composition or extension by or against Borrower or Guarantor; (e) any lien or additional security interest being placed upon any of the Collateral which is security for this Guaranty; (f) acquisition at any time or from time to time of title to the whole of or any part of the Collateral which is security for this Guaranty by any person, partnership, corporation, or other entity; (g) Bank determining that any representation or warranty made by Borrower or Guarantor to Bank is, or was, untrue or materially misleading; (h) failure of Borrower or Guarantor to timely deliver such financial statements, including tax returns, and other statements of condition or other information as Bank shall request from time to time;
(i) any default under any Loan Documents; (j) entry of a judgment against Borrower or Guarantor which Bank deems to be of a material nature, in Bank's sole discretion; (k) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of Borrower or Guarantor; (l) Bank reasonably deeming itself insecure for any reason; (m) the determination by Bank that a material adverse change has occurred in the financial condition of Borrower or Guarantor; (n) the failure to comply with any law regulating the operation of Borrower's business;
(o) termination of Guaranty by Guarantor, or (p) the inability of the Borrower or Guarantor to pay debts as they mature whether owing to Bank or any other party.

13. REMEDIES. Upon the occurrence of any event of default hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand; (a) declare any Liability accelerated and due and payable at once; and (b) take possession of any Collateral wherever located, and sell, resell, assign, transfer and deliver all or any part of said Collateral of Borrower of Guarantor at any public or private sale or otherwise dispose of any or all of the Collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said Collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of the Borrower of Guarantor whatsoever, Guarantor acknowledges and agrees that the sale of any Collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank in any capacity by Guarantor whether or not due, and also set-off against all other liabilities of Borrower or Guarantor to Bank all money owed by Bank in any capacity to any Borrower or Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

14. ATTORNEY FEES, COST AND EXPENSE. Guarantor shall pay all costs of collection and attorney's fees equal to the greater of (a) ten percent (10%) of any liability due and unpaid if Bank proceeds to collect such Liability through the services of an attorney at law, whether through the initiation of legal proceedings or otherwise, plus reasonable attorney's fees incurred in appellate proceedings, or (b) reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or enforcing or preserving any right or interest of Bank hereunder, including the collection, presentation, sale or delivery of any Collateral from time to time pledged to Bank, and after deducting such fees, costs and expenses from the proceeds of sale or collection, Bank may apply any residue to pay any of the Liabilities and Guarantor shall continue to be liable for any for any deficiency with interest at the rate specified in any instrument evidencing the Liability or, at the Bank's option, equal to the highest lawful rate, which shall remain a liability.


15. PRESERVATION OF PROPERTY. Bank shall not be bound to take any steps necessary to preserve any rights in any of the property of Guarantor pledged to Bank to secure Guarantor's obligations against prior parties who may be liable in connection therewith, and Guarantor hereby agrees to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Guarantor or Bank therein, (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of Guarantor, (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the obligations or liabilities of Guarantor.

16. COLLATERAL. The Bank at all times and from time to time shall have the right to require Guarantor to deliver to Bank Collateral satisfactory to Bank to secure Guarantor's undertakings hereunder and/or the liabilities of Guarantor hereunder.

Bank shall have a properly perfected security interest in all of Guarantor's funds on deposit with Bank to secure the balance of any liabilities and/or obligation that Guarantor may now or in the future owe the Bank. Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantor's account. As authorized by law, Guarantor grants to Bank this contractual right of set-off and security interests in all property of Guarantor now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

[ ] Check if applicable. In addition to the provisions stated above, Guarantor hereby pledges, assigns and grants to Bank a security interest in and title to the Collateral described in the security agreement, deed of trust, deed to secure debt, mortgage or other Collateral instrument dated _____, 19__, which Collateral, except for any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), shall secure this Guaranty, whether currently existing or arising in the future. Guarantor agrees to execute such security agreement, financing agreements and other documents as Bank may reasonably require or request to obtain and perfect its security interest in said Collateral.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC., (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIED IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE, AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL

ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER , THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     (B)  RESERVATION OF RIGHTS.  NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO
(i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTE OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (ii) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C., SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL, OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. AT BANK'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL, OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

18. NOTICE OF FINAL AGREEMENT. THIS WRITTEN CONTINUING AND UNCONDITIONAL GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Date:     November 13, 1995
     -------------------------

NationsBank of Texas, N.A.

By:  /s/ Jan Chism Wright
   ---------------------------
Print Name and Title
Jan Chism Wright, Vice President

Witnessed By:                           Guarantor:

                                             X    /s/ John Moores
------------------------------------    ----------------------------------------
Print Name (And Title, If Applicable)   John Moores
                                        Print Individual's Name


Corporate Guarantor or Partnership:

                                        Head of Corporation, Partnership, etc.

Attest (If Applicable)                  By:
                                           -------------------------------------

------------------------------------    ----------------------------------------
                                        Print Name and Title


[Corporate Seal]

Individual Acknowledgment

State of California      )
         ----------------)
                         )
County of San Diego      )
          ---------------)

This instrument was acknowledged before me on November 14, 1995, 19__, by ___
     John Moores         .
-------------------------
     Guarantor

                                   /s/ Linda Diane Marshall
                                   ---------------------------------------------
                                   Notary Public
                                   in and for the State of California
                                                           ---------------------


     May 15, 1998                            Linda Diane Marshall
-------------------------          ---------------------------------------------
My Commission Expires              Print Name of Notary


Corporate Acknowledgment

State of                      )
         ---------------------)
                              )
County of                     )
          --------------------)

This instrument was acknowledged before me on ___________________, 19__, by __________________________, ____________ of ___________________________________
____________________, a ___________ corporation, on behalf of said corporation.


                                   ---------------------------------------------
                                   Notary Public
[SEAL]                             IN and for the State of
                                                          ----------------------


-----------------------------      ---------------------------------------------
My Commission Expires              Print Name of Notary

                                December 16, 1996



NationsBank of Texas, N.A.
700 Louisiana, 7th Floor
Houston, Texas 77002

          Re:  Loans from NationsBank of Texas, N.A. to Peregrine Systems, Inc.

Ladies and Gentlemen:

          The undersigned has previously executed a Continuing and Unconditional Guaranty (the "Guaranty") dated November 13, 1995, guaranteeing, among other things, all debt and other liabilities of every kind which Peregrine Systems, Inc. ("Borrower") may now or hereafter owe to NationsBank of Texas, N.A. ("Bank"), as provided for in the Guaranty, including, without limitation, all debt and liabilities of Borrower as referenced in the Loan Agreement (as amended, the "Loan Agreement") dated November 13, 1995, between Borrower and Bank. Pursuant to a Fourth Amendment to Loan Agreement of even date herewith (the "Fourth Amendment"), Borrower and Lender have amended and modified certain of the terms of the Loan Agreement, and in connection therewith Borrower and Lender have renewed and extended the revolving loan as evidenced by a Promissory Note (the "Revolving Note") of even date herewith, in the original principal amount of $4,500,000.00, executed by Borrower to the order of Lender.

          By this letter, the undersigned confirms and acknowledges that the Guaranty continues in full force and effect to secure all indebtedness and other liabilities of Borrower to Bank, including, without limitation, the obligations of Borrower under the Loan Agreement and the Revolving Note, and the undersigned hereby consents to the execution of the Fourth Amendment and the Revolving Note.

          The undersigned represents and warrants to Bank that:

          (a) The undersigned is and has been since the date of his delivery of the Guaranty, solvent. The execution and delivery of the Guaranty has not caused the undersigned to become insolvent or so undercapitalized that the undersigned is unable to pay his debts as they become due;

NationsBank of Texas, N.A.
December 16, 1996
Page 2


          (b) The value to the undersigned of the indirect and direct benefits received by the undersigned as a result of its execution and delivery of the Guaranty exceeded, and continues to exceed, the value of the Guaranty;

          (c) All representations and warranties made by the undersigned in the Guaranty are true and correct as of the date hereof and Guarantor is in full compliance with all of the terms and covenants in the Guaranty; and

          (d) Except as previously disclosed by the undersigned to Bank in writing, all creditors of the undersigned existing at the time of the execution and delivery of the Guaranty have been paid in full.

          The undersigned acknowledges that the Guaranty covers, among other things, all indebtedness created after the date of the Guaranty and that, pursuant to the Guaranty, the undersigned has waived notice of the creation, or the extension, renewal, or rearrangement, of the indebtedness evidenced by the Revolving Note. The execution and delivery of this letter do not impair such waiver nor entitle the undersigned to any notice of or request for consent to the creation of additional indebtedness or to any future extensions, renewals, or rearrangements of existing indebtedness.

          THIS LETTER AND THE GUARANTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


                                   Very truly yours,


                                   /s/ John Moores
                                   ------------------------------
                                   JOHN J. MOORES

NationsBank of Texas, N.A.
December 16, 1996
Page 3


ACKNOWLEDGED FOR PURPOSES OF
SECTION 26.02 OF THE TEXAS
BUSINESS AND COMMERCE CODE BY:

NATIONSBANK OF TEXAS, N.A.

By:  /s/ Raul Anaya
     ---------------------------------
     Raul Anaya,
     Vice President


STATE OF                            Section
        ----------------
                                    Section
COUNTY OF                           Section
         ---------------

          This instrument was acknowledged before me on __________________, 1996 by JOHN J. MOORES.


                                   /s/ Margaret Woodrum
                                   --------------------------------------
                                   Notary Public in and for
                                   the State of Texas

                                   Margaret Woodrum
------------------------           ----------------------------------------
My Commission Expires              Printed Name of Notary